EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 27, 1998 included in ZMAX Corporation's Annual Report on Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in or made a part of this registration statement filed on Form S-8.

                                                        /s/ARTHUR ANDERSEN LLP
                                                        ----------------------
                                                        ARTHUR ANDERSEN LLP


Washington, D.C.
May 28, 1998